UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): December 10, 2004
                                                           -----------------





                             C&D Technologies, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 1-9389                  13-3314599
----------------               --------------------------       -------------
(State or other                (Commission file number)         (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                        19422
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(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02  Results of Operations and Financial Condition.

     On December 10, 2004, the Company issued a press release regarding the Company's financial results for its second quarter ended October 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           The following exhibit is filed herewith:

           Exhibit No.                        Description

             99.1                Press release issued by C&D Technologies, Inc.
                                 (the "Company") dated December 10, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:   December 10, 2004                 By: /s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                Stephen E. Markert, Jr.,
                                                Vice President - Finance and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1                Press release dated December 10, 2004 issued by the Company.